UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2022

Shenandoah Telecommunications Company

(Exact name of registrant as specified in its charter)

Virginia	0-9881	54-1162807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Shentel Way,

Edinburg, Virginia 22824

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (540) 984-4141

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (No Par Value)	SHEN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 20, 2022, the compensation committee of the board of directors of Shenandoah Telecommunications Company (the “Company”) granted performance share units (“PSUs”) under the Company’s 2014 Equity Incentive Plan to certain of the Company’s named executive officers.

The maximum number of PSUs that may be earned by each applicable named executive officer is as follows: Edward H. McKay, Executive Vice President and Chief Operating Officer, 19,380 PSUs; James J. Volk, Senior Vice President and Chief Financial Officer, 3,960 PSUs; Elaine M. Cheng, Senior Vice President and Chief Information Officer, 7,050 PSUs; and Heather Tormey (formerly Banks), Vice President and Chief Human Resources Officer, 1,550 PSUs.

The number of PSUs earned will be determined by the compensation committee based on the Company’s achievement with respect to three metrics measured independently of each other against predetermined targets set forth in the applicable award agreement. The metrics are fiber-to-the-home passings as of December 31, 2024, cost to pass over the three-year performance period ending December 31, 2024 and consolidated net adjusted EBITDA for the fiscal year ending December 31, 2024. Subject to the applicable PSU recipient’s continued employment with the Company through December 31, 2024, and to special vesting provisions in the case of a change of control, death or disability, shares of the Company’s common stock will be delivered with respect to each earned and vested PSU after the compensation committee makes the determination as to the number of PSUs earned.

The foregoing description of the grant of PSUs is qualified in its entirety by reference to the terms of the form of the award agreement for the PSUs, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Performance Share Unit Award

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHENANDOAH TELECOMMUNICATIONS COMPANY

Date: September 23, 2022	By:	/s/ James J. Volk
Senior Vice President and Chief Financial Officer